Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(304) 288-9540

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial Corp. Declares Third Quarter 2026 Dividend

FAIRMONT, W.Va. (August 19, 2026) – MVB Financial Corp. (NASDAQ: MVBF) (“MVB” or the “Company”) today announced that its Board of Directors has declared a quarterly cash dividend of $0.17 per share, consistent with the previous quarter’s dividend. The dividend is payable on September 15, 2026, for shareholders of record as of September 1, 2026. This is the third quarterly dividend for 2026.

“MVB’s strong second quarter results reflected continued progress and momentum across both our core banking franchise and our Fintech banking platform. Loan and deposit growth remained solid, net interest income improved, and we saw encouraging momentum across our payments business, contributing to both fee income growth and deposit generation during the quarter. These results demonstrate our diversified business model’s strength and our team’s disciplined execution of our strategy,” said Larry F. Mazza, Chief Executive Officer, MVB Financial.

About MVB Financial Corp.
MVB Financial Corp. (Nasdaq: MVBF) is an innovative bank powering Fintech solutions in payments, card issuance and online gaming programs for leading Fintech companies nationwide, while providing traditional retail and commercial banking services within established markets. MVB’s comprehensive platform includes money movement solutions across all modalities and embedded finance capabilities. MVB combines proven Fintech builder/incubator capabilities, innovative culture, regulatory expertise, core banking and AI-driven operational efficiency to enable Fintech partners to navigate complex regulatory requirements while accelerating time-to-market. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-looking Statements
MVB Financial has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and are subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,” “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in Fintech companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto; changes in economic, business and political conditions, including, without limitation, the imposition of international trade policies and any retaliatory responses thereto; changes in demand for loan products and deposit flow; changes in deposit classifications; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as its other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise or correct any forward-looking statements.

###